Exhibit 10.46
EXECUTION COPY
AMENDMENT NO. 7
Dated as of April 23, 2009
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 7 (this “Amendment”) dated as of April 23, 2009 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, INC., a Pennsylvania corporation (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (as successor to Market Street Funding Corporation) (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, in connection with this Amendment and concurrently herewith, the Parties are entering into the Fourth Amended and Restated Fee Letter, dated the date hereof (the “A&R Fee Letter”); and
WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided below;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.
SECTION 2. Amendments to the Agreement.
2.1 Section 1.6(b) of the Agreement is amended by replacing the rate “2.0% per annum” where it appears therein with the rate “3.00% per annum”.
2.2 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Alternate Rate” for any Settlement Period for any Portion of Capital of the Purchased Interest means an interest rate per annum equal to: (a) 2.00% per annum above the Euro-Rate for such Settlement Period, or, in the sole discretion of the Administrator, (b) the Base Rate for such Settlement Period; provided, however, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to 3.00% per annum above the Base Rate in effect on such day.
2.3 The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is amended by replacing the percentage “16.00%” where it appears in clause (b) thereof with the percentage “12.00%”.
2.4 The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Concentration Reserve Percentage” means, at any time, the largest of: (a) the sum of five largest Group D Obligor Percentages, (b) the sum of the three largest Group C Obligor Percentages, (c) the sum of two largest Group B Obligor Percentages and (d) the largest Group A Obligor Percentage.
2.5 The definition of “CP Rate” set forth in Exhibit I to the Agreement is amended by replacing the percentage “2.00%” where it appears therein with the percentage “3.00%”.
2.6 Clause (a) of the definition of “Defaulted Receivable” set forth in Exhibit I to the Agreement is amended by replacing the phrase “90 days from the original invoice date” where it appears therein with the phrase “60 days from the original due date”.
2.7 The definition of “Delinquent Receivable” set forth in Exhibit I to the Agreement is amended by replacing the phrase “90 days from the original invoice date” where it appears therein with the phrase “60 days from the original due date”.
2.8 The definition of “Dilution Reserve Percentage” set forth in Exhibit I to the Agreement is amended by replacing the number “2.0” where it appears therein with the number “2.25”.
2.9 Clause (d) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
(d) (i) that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of the Originator’s business or (ii) in the case of a Receivable arising in connection with the sale or assignment by the Originator to a Purchasing Utility of a Billing Program Receivable, such Receivable arises under an Approved Billing Program; provided, however, that Receivables described in clause (ii) above shall not constitute Eligible Receivables to the extent that the aggregate Outstanding Balance of such Receivables exceeds 20% of the aggregate Outstanding Balance of all Eligible Receivables,
2.10 The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “April 23, 2009” where it appears in clause (a) thereof with the date April 22, 2010.

2.11 The definition of “Loss Reserve Percentage” set forth in Exhibit I to the Agreement is amended by replacing the number “2.0” where it appears therein with the number “2.25”.
2.12 The definition of “Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Receivable” means any indebtedness and other obligations (whether or not earned by performance) owed to the Seller (as assignee of the Originator) or the Originator by, or any right of the Seller or the Originator to payment from or on behalf of, an Obligor (including a Purchasing Utility), whether constituting an account, chattel paper, instrument or general intangible, arising in connection with (i) property or goods that have been or are to be sold or otherwise disposed of, or services rendered or to be rendered by the Originator (including, in each case and without limitation, the sale of electricity or natural gas) or (ii) the sale or assignment by the Originator to a Purchasing Utility of a Billing Program Receivable, and, in each case, includes the obligation (if any) to pay any finance charges, fees and other charges with respect thereto; provided, however, that “Receivable” shall not include any Billing Program Receivable. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.
2.13 The definition of “Yield Reserve Percentage” set forth in Exhibit I to the Agreement is amended by replacing the number “1.5” where it appears in the formula therein with the number “2.0”.
2.14 The following defined terms and definitions thereof are added to Exhibit I of the Agreement in appropriate alphabetical order:
“Approved Billing Program” means any consolidated billing or similar agreement between a Purchasing Utility and the Originator pursuant to which the Originator may from time to time sell and/or assign receivables, which agreement has been approved in writing by the Administrator; provided, that if (i) the Originator delivers to the Administrator in writing and in accordance with Section 5.2 a copy of such an agreement (or a substantially final draft thereof) with a request that it be approved as an “Approved Billing Program” and (ii) the Administrator does not, on or prior to the date that is ten (10) Business Days following such delivery, notify the Originator or the Servicer that the Administrator is withholding such approval, the Administrator shall be deemed to have approved such agreement as an “Approved Billing Program” in accordance with this definition. Without limiting the generality of the foregoing, each of the following agreements shall be an Approved Billing Program: (x) that certain Consolidated Utility Billing Service and Assignment Agreement, contemplated to be entered into between Consolidated Edison Company of New York, Inc. and the Originator, containing terms and conditions in form and substance substantially similar to those set forth in the draft of such agreement previously delivered by the Originator to the Administrator on April 7, 2009 and (y) that certain Third Party Supplier Customer Account Services Master Service Agreement, dated November 6, 2008, by and between Public Service Electric and Gas Company and the Originator, a copy of which was delivered by the Originator to the Administrator on April 20, 2009.
“Billing Program Receivable” means a Receivable described in clause (i) of the definition of the term “Receivable”, which is sold and/or assigned by the Originator to a Purchasing Utility from time to time pursuant to an Approved Billing Program.
“Days’ Sales Outstanding” means, for any calendar month, an amount (expressed as a number of days) computed as of the last day of such calendar month equal to: (a) the average of the Outstanding Balance of all Pool Receivables as of the last day of each of the three most recent calendar months ended on the last day of such calendar month divided by (b) (i) the aggregate credit sales made by the Originator during the three calendar months ended on the last day of such calendar month divided by (ii) 90.
“Purchasing Utility” means a jurisdictional natural gas or electricity distribution company.
2.15 Clause (g) of Exhibit V to the Agreement is replaced in its entirety with the following:
(g) (i) the (A) Default Ratio shall exceed 2.25% or (B) Delinquency Ratio shall exceed 10.0% or (ii) the average for three consecutive calendar months of (A) the Default Ratio shall exceed 1.50%, (B) the Delinquency Ratio shall exceed 9.0%, (C) the Dilution Ratio shall exceed 1.75% or (iii) Days’ Sales Outstanding exceeds 45 days;
2.16 Schedule IV (Location of Records) to the Agreement is replaced in its entirety with the new Schedule IV attached to this Amendment (which new Schedule reflects the change of address previously communicated to the Administrator).
SECTION 3. Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:
(a) the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (including after giving effect to the filing of the financing statement amendments attached as Exhibit A hereto) (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment or the filing of the financing statement amendments attached as Exhibit A hereto.
SECTION 4. UCC Filings. The Seller hereby authorizes the Issuer (or the Administrator on its behalf) to file financing statements describing as the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in the Agreement. The Administrator (on the Issuer’s behalf) agrees, and UGI and the Seller authorize the Administrator and the Issuer, to file (at UGI’s and the Seller’s expense) the UCC-3 financing statement amendments attached as Exhibit A hereto.
SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrator shall have received (i) counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto, (ii) counterparts of the A&R Fee Letter duly executed by each of the parties thereto, (iii) confirmation that the “Maturity Extension Fee” has been paid in accordance with and as defined in the A&R Fee Letter and (iv) such other documents as the Administrator may reasonably request.
SECTION 6. References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
SECTION 7. Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
SECTION 8. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 9. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).
SECTION 10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 12. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENERGY SERVICES FUNDING CORPORATION
By:	/s/ Bradley C. Hall
	Name:	Bradley C. Hall
	Title:	Vice President

UGI ENERGY SERVICES, INC.
By:	/s/ Bradley C. Hall
	Name:	Bradley C. Hall
	Title:	President
Amendment No. 7 to
Receivables Purchase Agreement (UGI)

MARKET STREET FUNDING LLC
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President
Amendment No. 7 to
Receivables Purchase Agreement (UGI)

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

Amendment No. 7 to
Receivables Purchase Agreement (UGI)

SCHEDULE IV
LOCATION OF RECORDS OF SELLER
460 North Gulph Road
King of Prussia, Pennsylvania 19406-2815
1 Meridian Boulevard
Reading, Pennsylvania 19610

Schedule IV-1

EXHIBIT A
FINANCING STATEMENT AMENDMENTS
(Attached)

Exhibit A-1

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 34651231 Filed 12/4/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐
CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☑ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☑	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6.	CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME

Market Street Funding Corporation

OR	6b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

Market Street Funding LLC

OR	7b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS c/o Amacar Group LLC, 6525 Morrison Blvd	CITY Charlotte	STATE NC	POSTAL CODE 28211	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.
9.
NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Market Street Funding LLC (f/k/a Market Street Funding Corporation)

OR	9b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File w/SOS PA (01917304- 8 ) (Debtor: UGI Energy Services Inc.)	(#9215258)	(FILE FIRST)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 34651231 Filed 12/4/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐
CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☑ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☑	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6.	CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME

UGI Energy Services, Inc.

OR	6b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

UGI Energy Services, Inc.

OR	7b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS 1 Meridian Boulevard	CITY Reading	STATE PA	POSTAL CODE 19610	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.
9.
NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Market Street Funding LLC

OR	9b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File w/SOS PA (01917304- 9 ) (Debtor: UGI Energy Services Inc.)	(#9215901)	(FILE SECOND)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 34651231 Filed 12/4/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐
CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6.	CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME

OR	6b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR	7b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☑ restated collateral description, or describe collateral ☐ assigned.
The Schedule A attached to the financing statement referenced above is deleted in its entirety and is replaced with the Schedule A, consisting of 4 pages, which is attached hereto and made a part hereof.
9.
NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Market Street Funding LLC

OR	9b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File w/SOS PA (01917304- 10 ) (Debtor: UGI Energy Services Inc.)	(#9215260)	(FILE THIRD)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

SCHEDULE A
to
Amendment to Uniform Commercial Code Financing Statement
on Form UCC-3
DEBTOR/SELLER:
UGI Energy Services, Inc.
1 Meridian Boulevard
Reading, Pennsylvania 19610
SECURED PARTY/PURCHASER:
Energy Services Funding Corporation
460 North Gulph Road, Suite 200
King of Prussia, Pennsylvania 19406-2815
ASSIGNEE OF SECURED
PARTY/PURCHASER:
Market Street Funding LLC
c/o AMACAR Group, LLC
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
The financing statement (the “Financing Statement”) to which this Schedule A is attached and made a part thereof covers all legal and equitable right, title and interest of the Debtor/Seller in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Property”):
(a) each Receivable and the Related Security now existing and hereafter created by the
Debtor/Seller;
(b) all monies due or to become due and all amounts received with respect thereto;
(c) all books and records of the Debtor/Seller related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest of the Debtor/Seller in each lock-box and related lock-box address and account to which Collections are sent, all amounts on deposit therein, all certificates and instruments, if any, from time to time evidencing such accounts and amounts on deposit therein, and all related agreements between such Debtor/Seller and each Lock-Box Bank; and
(d) all proceeds and products of any of the foregoing.

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The Financing Statement is being filed to perfect all interests in the Property (described above) that is or will be purchased from time to time by the Secured Party/Purchaser from the Debtor/Seller pursuant to the Purchase and Sale Agreement. A purchase of or a grant of a security interest in any Property (described above) described in this Financing Statement will violate the rights of the Secured Party/Purchaser.
As used herein, the following terms shall have the meanings set forth below:
“Administrator” means PNC Bank, National Association, a national bank association, as Administrator, together with its successors or assigns in such capacity.
“Approved Billing Program” means any consolidated billing or similar agreement between a Purchasing Utility and the Debtor/Seller pursuant to which the Debtor/Seller may from time to time sell and/or assign receivables, which agreement has been approved by the Administrator in accordance with the Receivables Purchase Agreement.
“Billing Program Receivable” means a Receivable described in clause (i) of the definition of the term “Receivable”, which is sold and/or assigned by the Debtor/Seller to a Purchasing Utility from time to time pursuant to an Approved Billing Program.
“Collections” means, with respect to any Pool Receivable: (a) all funds that are received by the Debtor/Seller, the Secured Party/Purchaser or the Servicer in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all amounts deemed to have been received pursuant to Section 1.4(e) of the Receivables Purchase Agreement and (c) all other proceeds of such Pool Receivable.
“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.
“Lock-Box Account” means an account in the name of the Secured Party/Purchaser and maintained by the Secured Party/Purchaser at a bank or other financial institution for the purpose of receiving Collections.
“Lock-Box Bank” means any of the banks or other financial institutions holding one or more Lock-Box Accounts.
“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

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“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.
“Pool Receivable” means a Receivable in the Receivables Pool.
“Purchase and Sale Agreement” means the Purchase and Sale Agreement, dated as of November 30, 2001 among Secured Party/Purchaser and Debtor/Seller, as such agreement may be amended, amended and restated, supplemented, or otherwise modified from time to time.
“Purchasing Utility” means a jurisdictional natural gas or electricity distribution company.
“Receivable” means any indebtedness and other obligations (whether or not earned by performance) owed to the Debtor/Seller by, or any right of the Debtor/Seller to payment from or on behalf of, an Obligor (including a Purchasing Utility), whether constituting an account, chattel paper, instrument or general intangible, arising in connection with (i) property or goods that have been or are to be sold or otherwise disposed of, or services rendered or to be rendered by the Debtor/Seller (including, in each case and without limitation, the sale of electricity or natural gas) or (ii) the sale or assignment by the Debtor/Seller to a Purchasing Utility of a Billing Program Receivable, and, in each case, includes the obligation (if any) to pay any finance charges, fees and other charges with respect thereto; provided, however, that “Receivable” shall not include any Billing Program Receivable. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.
“Receivables Pool” means, at any time, all of the then outstanding Receivables purchased or otherwise acquired by the Secured Party/Purchaser pursuant to the Purchase and Sale Agreement.
“Receivables Purchase Agreement” means the Receivables Purchase Agreement, dated as of November 30, 2001 among Secured Party/Purchaser, the Servicer, the Administrator and Market Street Funding Corporation, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Related Security” means, with respect to any Receivable: (a) all of the Debtor/Seller’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable, (b) all instruments and chattel paper that may evidence such Receivable, (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto, and (d) all of the Debtor/Seller’s rights, interests and claims under the Contracts and all guaranties, indemnities, insurance, letters of credit and other agreements (including the related Contract) or

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arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.
“Servicer” means UGI Energy Services, Inc., as the initial Servicer, and any of its successors and assigns.

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FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 1160260 1 Filed 12/4/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (of recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement Identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐
CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☑ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in Items 6 and/or 7.

☑	CHANGE name and/or address: Please refer to the detailed Instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (If applicable).
6.	CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME

Market Street Funding Corporation

OR	6b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

Market Street Funding LLC

OR	7b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS c/o Amacar Group LLC, 6525 Morrison Blvd	CITY Charlotte	STATE NC	POSTAL CODE 28211	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f . JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, If any	☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.
9.
NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Market Street Funding LLC (f/k/a Market Street Funding Corporation)

OR	9b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File w/SOS DE (01917304- 6 ) (Debtor: Energy Services Funding Corporation)	(#9215254)	(FILE FIRST)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 1160260 1 Filed 12/4/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (of recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement Identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐
CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in Items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed Instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (If applicable).
6.	CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME

OR	6b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION’S NAME

OR	7b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f . JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, If any	☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☑ restated collateral description, or describe collateral ☐ assigned.
The Schedule A attached to and made a part of the financing statement referenced above is hereby deleted in its entirety and the collateral covered by the financing statement is restated in its entirety to read as follows:

This Financing Statement Covers The Following Collateral:

All assets and property of the Debtor/Seller, whether now owned or hereafter acquired or coming into existence and wherever located.
9.
NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

Energy Services Funding Corporation

OR	9b.	INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File w/SOS DE (01917304- 7 ) (Debtor: Energy Services Funding Corporation)	(#9215256)	(FILE SECOND)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

EXECUTION COPY
AMENDMENT NO. 8
Dated as of April 22, 2010
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 8 (this “Amendment”) dated as of April 22, 2010 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, INC., a Pennsylvania corporation (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (as successor to Market Street Funding Corporation) (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, in connection with this Amendment and concurrently herewith, the Parties are entering into the Fifth Amended and Restated Fee Letter, dated the date hereof (the “A&R Fee Letter”); and
WHEREAS, the parties hereto wish to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.
SECTION 2. Amendment to the Agreement. The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “April 22, 2010” where it appears in clause (a) thereof with the date April 21, 2011.
SECTION 3. Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:
(a) the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.
SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrator shall have received (i) counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto and (ii) counterparts of the A&R Fee Letter duly executed by each of the parties thereto.
SECTION 5. References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
SECTION 6. Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
SECTION 7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 8. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).
SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENERGY SERVICES FUNDING CORPORATION

By:
Name:
Title:

UGI ENERGY SERVICES, INC.

By:
Name:
Title:
Amendment No. 8 to
Receivables Purchase Agreement (UGI)

MARKET STREET FUNDING LLC

By:
Name:
Title:
Amendment No. 8 to
Receivables Purchase Agreement (UGI)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:
Title:
Amendment No. 8 to
Receivables Purchase Agreement (UGI)

EXECUTION COPY
AMENDMENT NO. 9
Dated as of August 26, 2010
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 9 (this “Amendment”) dated as of August 26, 2010 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, INC., a Pennsylvania corporation (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (as successor to Market Street Funding Corporation) (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.
SECTION 2. Amendments to the Agreement.
(i) Section 1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
(b) The Seller may, upon at least 60 days’ written notice to the Administrator, terminate the Purchase Facility provided in this Section in whole or, upon at least 30 days’ written notice to the Administrator, from time to time, irrevocably reduce in part the unused portion of the Purchase Limit; provided, that, so long as the Credit Agreement is in effect, the Seller’s right to terminate the Purchase Facility in whole pursuant to this Section 1.1(b) is conditioned upon the Seller exercising its option to repurchase in full (but not in part) the Purchased Interest in accordance with the terms of Section 5.14; provided, further, that each partial reduction shall be in the amount of at least $5,000,000, or an integral multiple of $1,000,000 in excess thereof, and that, unless terminated in whole, the Purchase Limit shall in no event be reduced below $20,000,000.

(ii) A new Section 5.14 is hereby added to the Agreement immediately following Section 5.13 therein to read as follows:
Section 5.14 Purchase Option. So long as the Credit Agreement is in effect, the Seller shall have the right to repurchase in full (but not in part) the Purchased Interest from the Issuer and the Purchasers, if any, on any Settlement Date on the terms hereinafter set forth in this Section 5.14 (such date, the “Repurchase Date”). The Seller shall give the Administrator at least sixty (60) days’ prior written notice of such repurchase. The Repurchase Date shall occur not later than the Settlement Date immediately after the sixty-day period following Seller’s written notice of such repurchase to the Administrator. Upon payment of the full Repurchase Price for the Purchased Interest on the Repurchase Date, as herein provided, the Issuer and the Purchasers, as applicable, shall be deemed to have reconveyed the Purchased Interest to the Seller without recourse, representation or warranty. The Seller shall pay such repurchase price (the “Repurchase Price”) for the Purchased Interest on the Repurchase Date in immediately available funds to the Administrator in an amount equal to the sum of (i) the aggregate of the Discount accrued for each Portion of Capital for the Issuer and each Purchaser accrued to and including the Repurchase Date, (ii) the Capital for the Issuer and each Purchaser, (iii) all amounts payable pursuant to Sections 1.5, 1.7, 1.8 or 5.4 or Article III accrued to and including the Repurchase Date, (iv) all other fees, costs, expenses and other obligations of the Seller and the Servicer pursuant to the Transaction Documents that are payable as of the Repurchase Date, and (v) if UGI is not the Servicer, the Issuer’s Share of the Servicing Fee allocated to the Purchased Interest that has accrued to and including the Repurchase Date.
(iii) Exhibit I to the Agreement is hereby amended by adding the following terms, as alphabetically appropriate:
“Credit Agreement” means that certain Credit Agreement, dated on or about August 26, 2010, among UGI, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, Wells Fargo Bank, National Association, and certain other parties, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Repurchase Price” has the meaning set forth in Section 5.14 of the Agreement.

SECTION 3. Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:
(a) the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.
SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrator shall have received counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto.
SECTION 5. References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
SECTION 6. Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
SECTION 7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 8. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof).
SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENERGY SERVICES FUNDING CORPORATION

By:
Name:
Title:

UGI ENERGY SERVICES, INC.

By:
Name:
Title:
Amendment No. 9 to
Receivables Purchase Agreement (UGI)

S-1

MARKET STREET FUNDING LLC

By:
Name:
Title:
Amendment No. 9 to
Receivables Purchase Agreement (UGI)

S-2

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:
Title:
Amendment No. 9 to
Receivables Purchase Agreement (UGI)

S-3